SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K
                                ----------

                              CURRENT REPORT

       Pursuant to Section 13 or 15 (d) of the Securities Exchange Act

                              March 25, 1999
                             ----------------
                              Date of Report
                   (Date of Earliest Event Reported)

                    EMPIRE COMMUNICATIONS CORPORATION
                   -----------------------------------
          (Exact Name of Registrant as Specified in its Charter)

            Nevada             333-16031                   86-0793960
       ---------------   ---------------------    ------------------------
       (State or other   (Commission File No.)     (IRS Employer I.D. No.)
         Jurisdiction)


                           545 West 150 South
                          Springville, UT 84663
                         -----------------------
               (Address of Principal Executive Offices)

                             (801) 489-0468
                            ----------------
                     Registrant's Telephone Number

                     11011 King Street, Suite 260
                       Overland Park, KS 66211
                     -----------------------------
       (Former Name or Former Address If Changed Since Last Report)

ITEM 1.     Changes in Control of Registrant.
            --------------------------------

     (a) On March 25, 1999, the Board of Directors of the Registrant adopted, ratified and approved a resolution to issue 20,000,000 "unregistered" and "restricted" shares of its $0.001 par value common voting stock to Susan M. Grant in consideration of the sum of $20,000 paid by personal check of Susan
M. Grant. This action was approved by the majority stockholders of the Registrant on March 25, 1999.

     The former majority stockholders of the Registrant and their percentage of ownership of the outstanding voting securities of the Registrant prior to the adoption of the resolution was:

                                   Amount and Nature          Percent
                                     Of Beneficial              Of
 Name                                  Ownership               Class
------------------                 ------------------        -----------
Norman L. Petersen                      193,000                 6.03%
Sole Director and Officer
4001 W. 104th Terrace
Overland Park, KS 66207

Cornelius A. Hofman II                  729,000                22.78%
227 South Ninth Ave.
Pocatello, ID 83201

Stacey A. Hofman                        735,000                22.96%
227 South Ninth Ave.
Pocatello, ID 83201

David N. Nemelka*                     1,115,000                34.85%
2662 Stonebury Loop Rd.
Springville, UT 84663

Brenda M. Hall**                        292,500                 9.14%
1065 W. 1150 So.
Provo, UT 84601

* Owned or controlled by David N. Nemelka or entities controlled by David N. Nemelka.
** Owned or controlled by Brenda M. Hall or entities controlled by Brenda M.
   Hall.

     Ms. Grant used funds that were loaned to her personally by a company owned by Brenda M. Hall, a close personal friend, to purchase these securities; and the basis of the "control" by Ms. Grant is stock ownership. See the table below under Paragraph (b) of this Item.

     (b) The following table contains information regarding share holdings of the Registrant's directors and executive officers and those persons or entities who beneficially own more than 5% of the Registrant's common stock, after taking into account the adoption of the resolution to issue 20,000,000 "unregistered" and "restricted" shares to Ms. Grant as of March 25, 1999.

                                        Amount and Nature        Percent
                                         Of Beneficial             Of
     Name                 Title            Ownership              Class
---------------        ------------    -------------------     -----------

Susan M. Grant         Sole Officer and       20,000,000            86.21%
545 West 150 South      Director and
Springville, UT 84663   Stockholder

All officers and directors
as a group (1)                                20,000,000            86.21%

ITEM 2.   Acquisition or Disposition of Assets.
          -------------------------------------

          Except as indicated under Item 1, none; not applicable.

ITEM 3.   Bankruptcy or Receivership.
          ---------------------------

          None; not applicable.

ITEM 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

          None; not applicable.

ITEM 5.   Other Events.
          -------------

          None; not applicable.

ITEM 6.   Resignation of Directors and Executive Officers.
          -----------------------------------------------

     Effective March 25, 1999, Norman L. Peterson resigned as the sole officer and director of the Registrant after designating Susan M. Grant as the sole officer and director of the Registrant.

ITEM 7.   Financial Statements and Exhibits.
          ----------------------------------

     (a)  Financial Statements of Businesses Acquired.

          None; not applicable.

     (b)  Pro Forma Financial Information.

          None; not applicable.

     (c)  Exhibits.

                                             Exhibit
      Description of Exhibit                 *Number
      ----------------------                ----------

      None.

* Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

ITEM 8.  Change in Fiscal Year.
         ----------------------

      None; not applicable.

ITEM 9.  Sales of Equity Securities Pursuant to Regulation S.
         ----------------------------------------------------

      None; not applicable.

                                     SIGNATURES
                                    ------------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         EMPIRE COMMUNICATIONS CORPORATION
                         ---------------------------------

Date:4/7/99              By /s/ Susan M. Grant
                         ---------------------
                         Susan M. Grant
                         Sole Officer and Director
